Computational Materials for

RASC Series 2005-KS9 Trust

RASC 2005-KS9 $500MM – Collateral Characteristics (Cash Out Refinance)

Summary Report

Principal Balance	$246,985,144
Number of Mortgage Loans	1,594

Average Current Principal Balance	$154,947

	Weighted Average	Minimum	Maximum
Original Loan-to-Value Ratio	80.39%	12.00%	100.00%
Mortgage Rate	7.55%	5.35%	12.25%
Net Mortgage Rate	7.09%	4.83%	11.70%
Note Margin	5.97%	2.50%	9.50%
Maximum Mortgage Rate	13.74%	11.35%	17.75%
Minimum Mortgage Rate	6.81%	3.87%	11.20%
Next Rate Adj. (mos)	26	6	37
Remaining Term to Maturity (mos)	356	119	360
Credit Score	605	475	781

Lien Position	% of Loan Group	Loan Purpose	% of Loan Group
1st Lien	99.99%	Equity Refinance	100.00%
Second Lien	0.01%

Occupancy	% of Loan Group
Primary Residence	95.83%
Non-Owner Occupied	3.66%	Property Type	% of Loan Group
Second/Vacation	0.51%	Single-family Detached	77.40%
		Attached PUD	2.73%
Documentation	% of Loan Group	Detached Pud	7.95%
Full Documentation	71.86%	Condo under 5 Stories	2.51%
Reduced Documentation	28.14%	Mid Rise Condo	0.20%
		Manufactured Home	2.93%
Servicing	% of Loan Group	2-4 Units	4.26%
Homecomings	100.00%	Townhouse	1.99%
		Leasehold	0.04%
Product Type	% of Loan Group
ARM	79.77%
Fixed	20.23%	Percent of Pool
		with Prepayment Penalty	65.22%

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

1

Computational Materials for

RASC Series 2005-KS9 Trust

Credit Score Distribution of the Cash Out Refinance Loans

				Average	Weighted
Range of	Number of	Current Principal	% of Current Principal	Current Principal	Average Original
Credit Scores	Loans	Balance	Balance	Balance	LTV
499 or less	14	$1,580,088	0.64	$112,863	67.15%
500 to 519	43	5,695,934	2.31	132,464	71.81
520 to 539	103	13,968,965	5.66	135,621	75.11
540 to 559	176	23,435,850	9.49	133,158	76.36
560 to 579	179	25,457,370	10.31	142,220	79.08
580 to 599	241	37,705,512	15.27	156,454	80.31
600 to 619	283	45,386,008	18.38	160,375	81.46
620 to 639	232	38,427,595	15.56	165,636	83.54
640 to 659	153	26,175,790	10.60	171,084	83.23
660 to 679	83	14,405,065	5.83	173,555	81.76
680 to 699	44	8,232,934	3.33	187,112	82.85
700 to 719	22	3,802,713	1.54	172,851	83.39
720 to 739	14	1,716,593	0.70	122,614	73.06
740 to 759	5	594,278	0.24	118,856	75.87
760 or greater	2	400,448	0.16	200,224	68.07
Total	1,594	$246,985,144	100.00	$154,947	80.39%

Original Mortgage Loan Principal Balances of the Cash Out Refinance Loans

				Average	Weighted	Weighted
		Current	% of Current	Current	Average	Average
Original Mortgage	Number of	Principal	Principal	Principal	Credit	Original
Amount ($)	Loans	Balance	Balance	Balance	Score	LTV
100,000 or less	442	$32,698,935	13.24%	$73,979	591	76.29%
100,001 to 200,000	785	111,133,876	45.00	141,572	602	80.34
200,001 to 300,000	266	64,278,656	26.03	241,649	609	81.58
300,001 to 400,000	70	23,890,083	9.67	341,287	623	82.37
400,001 to 500,000	25	11,569,247	4.68	462,770	618	80.26
500,001 to 600,000	4	2,159,334	0.87	539,833	589	90.00
600,001 to 700,000	2	1,255,013	0.51	627,507	558	77.82
Total	1,594	$246,985,144	100.00%	$154,947	605	80.39%

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

2

Computational Materials for

RASC Series 2005-KS9 Trust

Mortgage Rates of the Cash Out Refinance Loans

				Weighted	Weighted
		% of	Average	Average	Average
Original Mortgage	Number of	Principal	Principal	Principal	Credit	Original
Rate (%)	Loans	Balance	Balance	Balance	Score	LTV
5.000 to 5.499	4	$1,023,554	0.41%	$255,889	672	69.64%
5.500 to 5.999	52	10,958,087	4.44	210,732	642	77.19
6.000 to 6.499	102	20,519,145	8.31	201,168	632	78.27
6.500 to 6.999	224	42,824,717	17.34	191,182	623	80.73
7.000 to 7.499	247	41,571,361	16.83	168,305	611	78.41
7.500 to 7.999	386	58,719,351	23.77	152,123	602	82.08
8.000 to 8.499	188	26,161,123	10.59	139,155	592	82.56
8.500 to 8.999	216	27,023,866	10.94	125,110	582	82.51
9.000 to 9.499	70	8,220,738	3.33	117,439	567	78.84
9.500 to 9.999	69	7,073,523	2.86	102,515	545	78.81
10.000 to 10.499	15	1,405,784	0.57	93,719	539	76.18
10.500 to 10.999	13	935,151	0.38	71,935	536	64.46
11.000 to 11.499	6	450,843	0.18	75,141	517	64.24
11.500 to 11.999	1	58,000	0.02	58,000	561	42.00
12.000 to 12.499	1	39,900	0.02	39,900	532	60.00
Total	1,594	$246,985,144	100.00%	$154,947	605	80.39%

Net Mortgage Rates of the Cash Out Refinance Loans

				Average	Weighted	Weighted
		Current	% of Current	Current	Average	Average
Net Mortgage	Number of	Principal	Principal	Principal	Credit	Original
Rate (%)	Loans	Balance	Balance	Balance	Score	LTV
4.500 to 4.999	3	$943,639	0.38%	$314,546	668	68.34%
5.000 to 5.499	41	8,771,776	3.55	213,946	633	76.85
5.500 to 5.999	107	21,577,361	8.74	201,658	633	78.01
6.000 to 6.499	208	39,789,493	16.11	191,296	622	80.06
6.500 to 6.999	272	45,342,998	18.36	166,702	611	79.14
7.000 to 7.499	373	56,605,592	22.92	151,758	602	81.80
7.500 to 7.999	229	32,334,946	13.09	141,201	593	82.54
8.000 to 8.499	191	23,756,517	9.62	124,380	586	83.04
8.500 to 8.999	82	10,096,658	4.09	123,130	562	78.29
9.000 to 9.499	55	5,222,552	2.11	94,955	553	80.66
9.500 to 9.999	16	1,470,716	0.60	91,920	538	73.81
10.000 to 10.499	10	652,227	0.26	65,223	522	66.92
10.500 to 10.999	5	322,767	0.13	64,553	546	58.65
11.000 to 11.499	1	58,000	0.02	58,000	561	42.00
11.500 to 11.999	1	39,900	0.02	39,900	532	60.00
Total	1,594	$246,985,144	100.00%	$154,947	605	80.39%

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

3

Computational Materials for

RASC Series 2005-KS9 Trust

Original Loan-to-Value Ratios of the Cash Out Refinance Loans

				Average	Weighted
		Current	% of Current	Current	Average
Original Loan-to-Value	Number of	Principal	Principal	Principal	Credit
Ratio (%)	Loans	Balance	Balance	Balance	Score
0.01 to 50.00	78	$7,810,454	3.16%	$100,134	605
50.01 to 55.00	28	3,777,152	1.53	134,898	570
55.01 to 60.00	56	6,422,227	2.60	114,683	581
60.01 to 65.00	68	10,753,064	4.35	158,133	568
65.01 to 70.00	92	14,045,994	5.69	152,674	583
70.01 to 75.00	131	21,517,555	8.71	164,256	592
75.01 to 80.00	374	60,314,020	24.42	161,267	610
80.01 to 85.00	231	35,672,711	14.44	154,427	610
85.01 to 90.00	390	64,435,920	26.09	165,220	614
90.01 to 95.00	130	19,282,696	7.81	148,328	611
95.01 to 100.00	16	2,953,350	1.20	184,584	635
Total	1,594	$246,985,144	100.00%	$154,947	605

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

4

Computational Materials for

RASC Series 2005-KS9 Trust

Geographical Distribution of Mortgaged Properties of the Cash Out Refinance Loans

		Current	% of Current	Avg. Current	Wtd. Avg.	Wtd. Avg.
	Number of	Principal	Principal	Principal	Credit	Original
State	Loans	Balance	Balance	Balance	Score	LTV
AL	38	$3,863,001	1.56%	$101,658	611	83.05%
AR	7	836,895	0.34	119,556	566	84.60
AZ	86	13,515,243	5.47	157,154	604	80.60
CA	104	25,117,527	10.17	241,515	613	74.12
CO	30	5,974,967	2.42	199,166	619	79.75
CT	26	5,133,048	2.08	197,425	615	82.29
DC	2	294,899	0.12	147,450	577	60.49
DE	2	662,864	0.27	331,432	561	83.02
FL	149	22,236,761	9.00	149,240	601	80.02
GA	83	11,739,592	4.75	141,441	602	81.32
HI	2	593,186	0.24	296,593	595	61.36
IA	11	976,502	0.40	88,773	608	91.99
ID	12	1,551,786	0.63	129,315	593	82.35
IL	79	13,143,177	5.32	166,369	615	82.15
IN	32	3,600,225	1.46	112,507	589	87.34
KS	13	865,727	0.35	66,594	578	85.70
KY	15	1,432,718	0.58	95,515	589	83.42
LA	7	1,025,652	0.42	146,522	609	77.67
MA	34	8,352,633	3.38	245,666	599	78.17
MD	42	8,993,436	3.64	214,129	615	80.60
ME	5	708,039	0.29	141,608	584	76.94
MI	150	19,213,430	7.78	128,090	607	83.54
MN	50	9,518,217	3.85	190,364	602	80.22
MO	49	5,518,067	2.23	112,614	598	85.06
MS	4	502,421	0.20	125,605	588	81.78
MT	5	449,660	0.18	89,932	611	75.78
NC	32	4,009,343	1.62	125,292	594	83.86
ND	3	342,000	0.14	114,000	611	81.26
NE	5	516,950	0.21	103,390	597	80.51
NH	4	753,000	0.30	188,250	608	84.21
NJ	20	4,318,581	1.75	215,929	602	70.93
NM	6	823,868	0.33	137,311	599	79.45
NV	18	3,775,642	1.53	209,758	601	75.68
NY	13	2,346,843	0.95	180,526	594	73.64
OH	60	7,897,687	3.20	131,628	604	86.05
OK	18	1,559,755	0.63	86,653	605	83.12
OR	14	1,896,830	0.77	135,488	606	79.36
PA	78	10,599,155	4.29	135,887	607	84.05
RI	7	1,206,996	0.49	172,428	607	66.59
SC	13	2,077,673	0.84	159,821	592	78.35
SD	1	51,210	0.02	51,210	605	90.00
TN	33	3,559,195	1.44	107,854	593	83.34

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

5

Computational Materials for

RASC Series 2005-KS9 Trust

TX	43	5,462,596	2.21	127,037	618	77.72
UT	14	2,197,400	0.89	156,957	612	82.82
VA	74	13,184,892	5.34	178,174	606	78.32
VT	2	254,500	0.10	127,250	582	76.36
WA	38	6,053,232	2.45	159,296	612	82.67
WI	51	6,839,617	2.77	134,110	589	84.72
WV	8	1,216,505	0.49	152,063	573	72.62
WY	2	222,000	0.09	111,000	606	85.68
Total	1,594	$246,985,144	100.00%	$154,947	605	80.39%

Mortgage Loan Purpose of the Cash Out Refinance Loans

				Average	Weighted	Weighted
		Current	% of Current	Current	Average	Average
Loan	Number of	Principal	Principal	Principal	Credit	Original
Purpose	Loans	Balance	Balance	Balance	Score	LTV
Equity Refinance	1,594	$246,985,144	100.00%	$154,947	605	80.39%
Total	1,594	$246,985,144	100.00%	$154,947	605	80.39%

Occupancy Type of the Cash Out Refinance Loans

				Average	Weighted	Weighted
		Current	% of Current	Current	Average	Average
Occupancy	Number of	Principal	Principal	Principal	Credit	Original
Type	Loans	Balance	Balance	Balance	Score	LTV
Primary Residence	1,508	$236,682,747	95.83%	$156,951	604	80.65%
Non Owner-occupied	76	9,049,575	3.66	119,073	625	74.15
Second/Vacation	10	1,252,822	0.51	125,282	619	76.65
Total	1,594	$246,985,144	100.00%	$154,947	605	80.39%

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

6

Computational Materials for

RASC Series 2005-KS9 Trust

Mortgaged Property Types of the Cash Out Refinance Loans

			Average	Weighted	Weighted
	Current	% of Current	Current	Average	Average
Property	Number of	Principal	Principal	Principal	Credit	Original
Type	Loans	Balance	Balance	Balance	Score	LTV
Single Family (detached)	1,263	$191,160,122	77.40%	$151,354	604	80.55%
Detached PUD	88	19,628,668	7.95	223,053	607	82.31
2-4 Units	63	10,510,362	4.26	166,831	610	76.98
Manufactured Home	61	7,227,234	2.93	118,479	613	76.31
Attached PUD	36	6,741,811	2.73	187,273	603	81.34
Condo under 5 stories	42	6,201,691	2.51	147,659	610	78.14
Townhouse/rowhouse	37	4,919,063	1.99	132,948	601	81.53
Mid Rise Condo	3	492,692	0.20	164,231	624	80.00
Leasehold	1	103,500	0.04	103,500	620	77.00
Total	1,594	$246,985,144	100.00%	$154,947	605	80.39%

Mortgage Loan Documentation Types of the Cash Out Refinance Loans

					Weighted	Weighted
		Current		Average	Average	Average
	Number of	Principal	% of Principal	Principal	Credit	Original
Documentation Type	Loans	Balance	Balance	Balance	Score	LTV
Full Documentation	1,204	$177,492,768	71.86%	$147,419	598	80.99%
Reduced Documentation	390	69,492,376	28.14	178,186	622	78.86
Total:	1,594	$246,985,144	100.00%	$154,947	605	80.39%

Prepayment Penalty Terms of the Cash Out Refinance Loans

				Average	Weighted	Weighted
		Current	% of Current	Current	Average	Average
Prepayment	Number of	Principal	Principal	Principal	Credit	Original
Penalty Term	Loans	Balance	Balance	Balance	Score	LTV
None	567	$85,912,764	34.78%	$151,522	605	79.81%
12	59	11,985,959	4.85	203,152	603	79.19
24	614	95,519,138	38.67	155,569	596	81.25
36	350	52,898,981	21.42	151,140	621	80.00
60	1	264,695	0.11	264,695	691	90.00
Other	3	403,607	0.16	134,536	574	80.60
Total	1,594	$246,985,144	100.00%	$154,947	605	80.39%

(1) Other means not None, 12, 24, 36 or 60 months.

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

7

Computational Materials for

RASC Series 2005-KS9 Trust

Credit Grade of the Cash Out Refinance Loans

				Average	Weighted	Weighted
		Current	% of Current	Current	Average	Average
	Number of	Principal	Principal	Principal	Credit	Original
Credit Grade	Loans	Balance	Balance	Balance	Score	LTV
A4	833	$138,818,088	56.21%	$166,648	633	82.86%
AM	242	34,559,918	13.99	142,810	574	79.74
AX	248	39,146,577	15.85	157,849	590	78.59
B	141	18,668,942	7.56	132,404	553	77.11
C	71	8,128,724	3.29	114,489	539	71.53
CM	59	7,662,895	3.10	129,880	522	65.20
Total	1,594	$246,985,144	100.00%	$154,947	605	80.39%

Interest Only Term of the Cash Out Refinance Loans

% of	Average	Weighted	Weighted
Current	Current	Current	Average	Average
Interest Only	Number of	Principal	Principal	Principal	Credit	Original
Term	Loans	Balance	Balance	Balance	Score	LTV
None	1,461	$217,117,632	87.91%	$148,609	601	80.04%
24	23	4,338,843	1.76	188,645	628	82.25
36	5	1,233,750	0.50	246,750	613	83.16
60	101	23,374,219	9.46	231,428	634	83.06
72	1	256,500	0.10	256,500	625	90.00
120	3	664,200	0.27	221,400	620	79.55
Total	1,594	$246,985,144	100.00%	$154,947	605	80.39%

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

8

Computational Materials for

RASC Series 2005-KS9 Trust

Note Margin of the Cash Out Refinance Loans

				Average	Weighted	Weighted
		Current	% of Current	Current	Average	Average
	Number of	Principal	Principal	Principal	Credit	Original
Note Margins (%)	Loans	Balance	Balance	Balance	Score	LTV
Fixed	374	$49,954,992	20.23%	$133,569	623	76.49%
2.500 to 2.999	3	782,000	0.32	260,667	653	78.27
3.000 to 3.499	13	3,507,997	1.42	269,846	622	84.67
3.500 to 3.999	22	4,145,826	1.68	188,447	622	83.90
4.000 to 4.499	60	12,434,841	5.03	207,247	618	82.61
4.500 to 4.999	56	11,289,365	4.57	201,596	615	80.38
5.000 to 5.499	144	25,039,412	10.14	173,885	615	78.08
5.500 to 5.999	273	44,496,970	18.02	162,993	612	80.64
6.000 to 6.499	218	35,737,130	14.47	163,932	599	83.83
6.500 to 6.999	167	25,863,439	10.47	154,871	586	82.40
7.000 to 7.499	102	14,737,727	5.97	144,488	578	83.12
7.500 to 7.999	80	10,221,301	4.14	127,766	569	79.19
8.000 to 8.499	45	4,822,313	1.95	107,163	555	78.44
8.500 to 8.999	34	3,680,859	1.49	108,261	555	78.76
9.000 to 9.499	2	220,991	0.09	110,495	571	83.04
9.500 to 9.999	1	49,982	0.02	49,982	490	60.00
Total	1,594	$246,985,144	100.00%	$154,947	605	80.39%

Maximum Mortgage Rates of the Cash Out Refinance Loans

				Average	Weighted	Weighted
		Current	% of Current	Current	Average	Average
Maximum Mortgage	Number of	Principal	Principal	Principal	Credit	Original
Rates (%)	Loans	Balance	Balance	Balance	Score	LTV
Fixed	374	$49,954,992	20.23%	$133,569	623	76.49%
11.000 to 11.999	20	4,411,279	1.79	220,564	651	83.20
12.000 to 12.999	191	37,648,122	15.24	197,111	619	79.56
13.000 to 13.999	521	88,005,719	35.63	168,917	605	81.36
14.000 to 14.999	336	48,599,462	19.68	144,641	588	83.49
15.000 to 15.999	127	15,660,169	6.34	123,308	560	79.54
16.000 to 16.999	20	2,286,504	0.93	114,325	562	79.02
17.000 to 17.999	5	418,897	0.17	83,779	524	68.27
Total	1,594	$246,985,144	100.00%	$154,947	605	80.39%

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

9

Computational Materials for

RASC Series 2005-KS9 Trust

Minimum Mortgage Rates of the Cash Out Refinance Loans

				Average	Weighted	Weighted
		Current	% of Current	Current	Average	Average
Minimum Mortgage	Number of	Principal	Principal	Principal	Credit	Original
Rates (%)	Loans	Balance	Balance	Balance	Score	LTV
Fixed	374	$49,954,992	20.23%	$133,569	623	76.49%
3.000 to 3.999	1	78,000	0.03	78,000	617	78.00
4.000 to 4.999	13	2,684,758	1.09	206,520	632	67.88
5.000 to 5.999	289	49,525,652	20.05	171,369	617	78.41
6.000 to 6.999	402	68,646,527	27.79	170,763	604	82.78
7.000 to 7.999	289	47,793,940	19.35	165,377	591	82.34
8.000 to 8.999	152	19,863,960	8.04	130,684	584	83.99
9.000 to 9.999	66	7,725,271	3.13	117,050	558	80.78
10.000 to 10.999	6	548,088	0.22	91,348	516	76.25
11.000 to 11.999	2	163,955	0.07	81,977	493	69.64
Total	1,594	$246,985,144	100.00%	$154,947	605	80.39%

Next Interest Rate Adjustment Date of the Cash Out Refinance Loans

				Average	Weighted	Weighted
		Current	% of Current	Current	Average	Average
Next Interest Rate	Number of	Principal	Principal	Principal	Credit	Original
Adjustment Date	Loans	Balance	Balance	Balance	Score	LTV
Fixed	374	$49,954,992	20.23%	$133,569	623	76.49%
February 2006	1	136,946	0.06	136,946	558	70.00
June 2006	1	217,609	0.09	217,609	718	90.00
March 2007	5	1,026,271	0.42	205,254	600	82.44
April 2007	4	674,926	0.27	168,732	627	84.06
May 2007	25	3,539,976	1.43	141,599	610	81.35
June 2007	89	13,922,802	5.64	156,436	602	79.89
July 2007	270	47,349,215	19.17	175,367	599	81.27
August 2007	429	65,881,930	26.67	153,571	595	81.19
September 2007	191	31,603,279	12.80	165,462	595	82.35
January 2008	2	294,700	0.12	147,350	707	88.04
April 2008	1	94,250	0.04	94,250	587	90.00
May 2008	4	1,098,555	0.44	274,639	591	85.96
June 2008	9	1,043,533	0.42	115,948	617	73.65
July 2008	73	12,404,156	5.02	169,920	624	83.04
August 2008	58	7,675,209	3.11	132,331	611	80.13
September 2009	58	10,066,795	4.08	173,565	610	80.79
Total	1,594	$246,985,144	100.00%	$154,947	605	80.39%

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

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Computational Materials for

RASC Series 2005-KS9 Trust

Back End Debt to Income Ratio

				Average	Weighted	Weighted
		Current	% of Current	Current	Average	Average
Back End	Number of	Principal	Principal	Principal	Credit	Original
Debt to Income Ratio	Loans	Balance	Balance	Balance	Score	LTV
N/A*	6	$846,935	0.34%	$141,156	625	74.37%
Less than 20	52	5,933,724	2.40	114,110	610	75.59
21 - 25	80	10,654,888	4.31	133,186	608	77.92
26 - 30	137	18,597,237	7.53	135,746	605	77.31
31 - 35	187	26,212,776	10.61	140,175	610	80.78
36 - 40	244	37,095,293	15.02	152,030	602	79.24
41 - 45	339	55,930,846	22.65	164,988	612	81.14
46 - 50	342	58,098,443	23.52	169,878	603	81.74
51 - 55	206	33,557,003	13.59	162,898	593	81.36
56 - 60	1	58,000	0.02	58,000	561	42.00
Total	1,594	$246,985,144	100.00%	$154,947	605	80.39%

(1) Loans are generally originated under the “Streamline Refi” or “Limited Doc” programs.

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

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